SCHEDULE 14A INFORMATION
(RULE 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[_]	Preliminary Proxy Statement

[_]	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

[_]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[_]	Soliciting Material Under Rule 14a-12

AllianceBernstein Global High Income Fund, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[_]	Fee paid previously with preliminary materials:

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

IMPORTANT NOTICE REGARDING YOUR INVESTMENT IN:

AllianceBernstein Global High Income Fund, Inc.

AllianceBernstein National Municipal Income Fund, Inc.

PLEASE VOTE NOW

WE MUST RECEIVE YOUR VOTE BY OCTOBER 11, 2018

Recently, we sent you proxy material regarding a joint stockholder meeting scheduled for October 11, 2018. Our records indicate that we have not received your voting instructions.

We urge you to vote as soon as possible in order to allow the Funds to obtain a sufficient number of votes to hold the meeting as scheduled. Join your fellow holders and vote today!

If you have any questions or would like to vote, please call the number listed below:

1-844-670-2143

Your vote is important no matter the number of shares you own. Please vote promptly so your vote can be received by the October 11, 2018 meeting of stockholders.

The Fund has made it very easy for you to vote. Choose one of the following methods:

Vote live with a Proxy Specialist – You may cast your vote live with a proxy specialist, quickly and easily, and have proxy related questions answered, by calling toll free: 1-844-670-2143.

Vote via the Internet – You may cast your vote using the Internet by logging onto the Internet address located on your proxy ballot(s) and following the instructions on the website. www.proxyvote.com

Vote by Touch-Tone Phone – You may cast your vote by telephone by calling the toll-free number found on the proxy ballot(s) that you received.

Vote by Mail – You may cast your vote by signing, dating and mailing your proxy ballot(s) in the postage prepaid return envelope that was previously provided to you.

THANK YOU FOR VOTING

SCRIPT FOR AB FUNDS

“Hello, this is Bob Keith,

I am the President of the AllianceBernstein Funds.  I’m calling because you are a fund shareholder and we urgently need your vote on important proposals concerning the AB Funds.

You should have received proxy information related to the Shareholder Meeting that is being held on October 11, 2018.  That package includes instructions on how you can easily vote your shares by mail, over the phone or online. We ask that you vote as soon as possible. When you vote promptly, it saves time, money, and energy by helping us avoid sending you the materials again or calling to request your vote.

Your vote is very important. Regardless of the number of shares that you own, your vote is needed and valued.

Please vote promptly by pressing 1 at any time to be connected with a proxy specialist.  If this message was recorded on your voicemail, please call 844-670-2143 to vote your shares. Again, that phone number is 844-670-2143.

We sincerely appreciate your investment with AllianceBernstein and thank you in advance for your vote.”

FACT SHEET FOR BROADRIDGE:

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC. (ACMIF)
ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC. (AGHIF)
ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC. (ANMIF)
Joint Meeting of Stockholders

Record Date: August 13th, 2018	Mail Date: August 31st, 2018
Meeting Info Thursday Oct 11th, 2018 @ 11:30 a.m. Eastern Time The Offices of the Fund 1345 Avenue of the Americas – 41st Floor New York, NY 10105
Inbound: 844-670-2143	Company: 800-221-5672

FUND NAME	TICKER
ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC.	AKP
ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.	AFB
ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC.	AWF

Please see attached sheet for cusip and classes

Proposals

1.	To consider and vote upon the approval of new investment advisory agreements for each Fund with AllianceBernstein L.P.

The Board recommends you vote in FAVOR of the proposal

WHY AM I BEING ASKED TO APPROVE NEW INVESTMENT ADVISORY AGREEMENTS?

As required by the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), each Fund’s current investment advisory agreement with the Adviser automatically terminates in the event of an assignment, which includes a direct or indirect transfer of a controlling block of the voting securities of the Adviser. This provision effectively requires a Fund’s stockholders to vote on a new investment advisory agreement if the Adviser experiences a transfer of a controlling block of its voting securities for purposes of the 1940 Act.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC. (ACMIF)
ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC. (AGHIF)
ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC. (ANMIF)
Joint Meeting of Stockholders

As described in more detail in the Proxy Statement, AXA S.A. plans to sell over time its remaining ownership interest in AXA Equitable Holdings, Inc., the indirect holder of a majority of the partnership interests in the Adviser and the indirect parent of AllianceBernstein Corporation, the general partner of the Adviser (the ‘‘Plan’’). It is anticipated that one or more of the sales transactions over time conducted pursuant to the Plan may ultimately result in the indirect transfer of a ‘‘controlling block’’ of voting securities of the Adviser and therefore may be deemed an ‘‘assignment’’ causing a termination of each Fund’s current investment advisory agreement. To ensure continuation of the advisory services provided to each Fund, stockholders are being asked to approve a new investment advisory agreement. As part of the same proposal, stockholders are also voting to approve any future advisory agreements in the event there is more than one indirect transfer of a controlling block of the voting securities of the Adviser that occurs in connection with the Plan and a new advisory agreement terminates.

The transaction(s) are not expected to result in any changes to the contractual investment advisory fees charged to the Funds, the portfolio management of any Fund or the nature and quality of services provided by the Adviser.

WILL THE PROPOSED INVESTMENT ADVISORY AGREEMENTS AFFECT THE PORTFOLIO MANAGEMENT OR INVESTMENT STRATEGY OF ANY FUND?

No. The investment objectives, principal investment strategies, investment processes and principal risks of the Funds will not change as a result of entering into the proposed new investment advisory agreements with the Adviser. Further, there are no anticipated changes to the portfolio management team of any Fund in connection with the proposed agreements.

DO THE PROPOSED INVESTMENT ADVISORY AGREEMENTS DIFFER FROM THE CURRENT ADVISORY AGREEMENTS?

No. The proposed new investment advisory agreements are substantially identical to the current investment advisory agreements, except with respect to the effective and termination dates. If the new agreements are approved and become effective, the Adviser will continue to provide advisory services to the Funds on the same terms and at the same contractual advisory fee rates as provided under the current investment advisory agreements, subject to any expense limitation. There is no anticipated change in the level, nature or quality of services provided to the Funds by the Adviser.

ALLIANCE CALIFORNIA MUNICIPAL INCOME FUND, INC. (ACMIF)
ALLIANCEBERNSTEIN GLOBAL HIGH INCOME FUND, INC. (AGHIF)
ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC. (ANMIF)
Joint Meeting of Stockholders

WHAT HAPPENS IF STOCKHOLDERS OF A FUND DO NOT APPROVE THE PROPOSED INVESTMENT ADVISORY AGREEMENTS?

If the stockholders of a Fund do not approve the proposed new investment advisory agreements of a Fund and no direct or indirect transfer of a controlling block of the Adviser’s voting securities occurs, the Adviser would continue to serve as adviser to the Fund under the current advisory agreement.

If the stockholders of a Fund do not approve the proposed new investment advisory agreements and a direct or indirect transfer of a controlling block of the Adviser’s voting securities occurs, the current investment advisory agreement would terminate and the Adviser would not be able to serve as adviser for the Fund to provide for continuity of service. Under these circumstances, the Board would need to consider appropriate action, which could include, among other things, allowing the Fund to operate under an interim advisory agreement with a duration of no more than 150 days (which agreement has been approved by the Board, as discussed in the Proxy Statement), seeking approval of a new investment advisory agreement, liquidation of a Fund, or reorganizing the Fund with and into another investment company in the Fund complex.

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